Exhibit 99.2

Leading the Way in Electricity SM

Third Quarter 2011 Financial Teleconference

EDISON

INTERNATIONAL

November 2, 2011

EDISON INTERNATIONAL®

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Forward-Looking Statements

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital expenditures, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results are discussed under the headings “Risk Factors,” and “Management’s Discussion and Analysis” in Edison International’s 2010 Form 10-K, most recent Form 10-Q and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation.

November 2, 2011

1 EDISON INTERNATIONAL®

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Third Quarter Earnings Summary

Q3 10 Q3 11 Variance Core Earnings Core EPS

($ millions)

Core EPS1

$477 $1.46

SCE $1.08 $1.25 $0.17

$426 $1.31

EMG 0.37 0.10(0.27)

EIX parent company 0.01(0.04)(0.05)

and other

Core EPS $1.46 $1.31 $(0.15)

Q3 10 Q3 11 Q3 10 Q3 11

Non-Core Items

SCE $0.13 $ — $(0.13) GAAP Earnings Basic EPS

($ millions)

EMG(0.03) — 0.03

$510 $1.56

EIX parent company — — —

and other $426 $1.31

Total Non-Core $0.10 $ — $(0.10)

Basic EPS $1.56 $1.31 $(0.25)

Diluted EPS $1.56 $1.30 $(0.26) Q3 10 Q3 11 Q3 10 Q3 11

1 See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. The impact of participating securities is included in EIX parent company and other, and was zero per share for the quarter ended September 30, 2011, and zero per share for the quarter ended September 30, 2010.

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SCE Third Quarter Highlights

EPS Q3 10 Q3 11 Variance

Core1 $1.08 $1.25 $0.17

Non-Core Items2 0.13 — (0.13)

Basic EPS1 $1.21 $1.25 $0.04

Key Core Earnings Drivers

Higher operating revenue $0.17 Rate base growth Operating revenue and other Higher depreciation (0.04) Higher net financing cost Lower AFUDC (0.02) Higher net interest expense (0.02) Income taxes and other 0.08 Total Variance $0.17

Recent Developments

• In October 2011, SCE submitted updated 2012 GRC testimony to reflect changes in escalation rates and known changes due to governmental action, which changed the requested 2012 base revenue requirement to $6.3 billion.

• SCE’s cost of capital mechanism did not trigger an annual adjustment, therefore the 11.5% authorized rate of return on equity will remain in effect through 2012.

• FERC 2012 Formula Rates:

In September 2011, SCE reduced its forecasted 2012 transmission revenue requirement for the lower FERC-ordered ROE and applied for rehearing of its ROE.

In October 2011, FERC rejected SCE’s request for rehearing of the ROE. SCE is evaluating and must decide by December 2011 whether to appeal the FERC order at the DC Circuit Court of Appeals.

1 See Use of Non-GAAP Financial Measures in Appendix and Third Quarter Earnings Summary slide for reconciliation of core earnings per share to basic earnings per share.

2 Global tax settlement.

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SCE Cost of Capital Mechanism


Moody's Baa Utility Index - 12-month moving average and spot rate through 10/26/11
Starting Index = 6.26%
Moody's Baa Utility Index
Moving Average for Measurement Period Current = 5.24%
Rate (%)
10
9
8
7
6
5
4
Oct-07
Oct-08
Oct-09
Oct-10
Oct-11

- Since 2008, SCE's CPUC authorized ROE has been 11.50%. The CPUC's mechanism will adjust ROE annually through 2012
  - ROE adjustment based on 12-month average of Moody's Baa utility bond index, measured in September of each year
  - If index exceeds a 1% deadband from starting index value of 6.26%, authorized ROE changes by half the difference
- Moving average was 5.76% for period ending 9/30/11 so ROE will continue at 11.50% through year-end 2012
- In April 2012, SCE will submit an application to the CPUC for its 2013 ROE

November 2, 2011 4 EDISON INTERNATIONAL®

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EMG Third Quarter Highlights

EPS	Q3 10	Q3 11	Variance
Core[1]	$0.37	$0.10	$(0.27)
Non-Core Items[2]	(0.03)	—	0.03
Basic EPS[1]	**$0.34**	**$0.10**	**$(0.24)**

Key Core Earnings Drivers	
Merchant coal[3]	
Midwest Generation	$(0.15)
Homer City	(0.04)
Wind Projects	(0.03)
EMMT - trading	(0.03)
Big Four	(0.01)
Higher net interest	(0.03)
Lower income taxes and other	0.02
Total Variance	$(0.27)

Recent Developments

- Improved liquidity through receipt of $253 million net US Treasury Grants[4] and $182 million received from EIX under the tax sharing agreement
- Homer City New Source Review (NSR) claims in the EPA, State, and class action lawsuits were dismissed
- Homer City applied for construction permits to install SO_2 and mercury controls
- Acquired two Nebraska projects – Broken Bow I (80 MW) and Crofton Bluffs (40 MW) – utilizing all existing turbine purchase commitments. Broken Bow I commenced construction in September 2011

1 See Use of Non-GAAP Financial Measures in Appendix and Third Quarter Earnings Summary slide for reconciliation of core earnings per share to basic earnings per share.
2 Global tax settlement.
3 Includes impact of unrealized losses of ($0.02) per share for the quarter ended September 30, 2011, and losses of ($0.02) per share for the quarter ended September 30, 2010.
4 US Treasury Grant receipts are net of $57 million used to repay Laredo Ridge bridge loan in July 2011.

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Year-to-Date Earnings Summary

YTD 10 YTD 11 Variance Core Earnings Core EPS Core EPS1 ($ millions) SCE $2.45 $2.57 $0.12 $950 $2.90 $805 $2.47

EMG 0.49 (0.04) (0.53)

EIX parent company (0.04) (0.06) (0.02) and other

Core EPS $2.90 $2.47 $(0.43) YTD 10 YTD 11 YTD 10 YTD 11 Non-Core Items

SCE $0.18 $ — $(0.18)

GAAP Earnings Basic EPS

EMG 0.17 (0.01) (0.18) ($ millions) $1,090 $3.33

EIX parent company 0.08 — (0.08) and other $802 $2.46 Total Non-Core $0.43 $(0.01) $(0.44)

Basic EPS $3.33 $2.46 $(0.87)

Diluted EPS $3.31 $2.45 $(0.86) YTD 10 YTD 11 YTD 10 YTD 11

1 See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. The impact of participating securities is included in EIX parent company and other and was zero for the year-to-date period ended September 30, 2011, and $(0.01) for the year-to-date period ended September 30, 2010.

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SCE Year-to-Date Highlights

EPS YTD 10 YTD 11 Variance Key Core Earnings Drivers

Core1 $2.45 $2.57 $0.12 Higher operating revenue $0.49 Rate base growth Non-Core Items2 0.18 — (0.18) Operating revenue and other Higher O&M (0.04)

1 Higher depreciation (0.11)

Basic EPS $2.63 $2.57 $(0.06)

Higher net interest expense (0.07) Income taxes and other Change of tax accounting (0.12) method for asset removal costs Income taxes and other (0.03) Total Variance $0.12

1 See Use of Non-GAAP Financial Measures in Appendix for reconciliation of core earnings per share to basic earnings per share.

2 Global tax settlement and Medicare Part D.

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EMG Year-to-Date Highlights

EPS YTD 10 YTD 11 Variance

Core1 $0.49 $(0.04) $(0.53)

Non-Core Items2 0.17(0.01)(0.18)

Basic EPS1 $0.66 $(0.05) $(0.71)

Key Core Earnings Drivers

Merchant coal3

Midwest Generation $(0.23)

Homer City(0.14)

Wind Projects 0.01

EMMT—trading(0.07)

2010 March Point distribution(0.03)

Higher net interest(0.09)

Lower income taxes and other 0.02

Total Variance $(0.53)

1 See Use of Non-GAAP Financial Measures in Appendix for reconciliation of core earnings per share to basic earnings per share.

2 Includes discontinued operations for the year-to-date period ended September 30, 2011, and global tax settlement for the year-to-date period ended September 30, 2010.

3 Includes impact of unrealized losses of ($0.01) per share for the year-to-date period ended September 30, 2011, and losses of ($0.06) per share for the year-to-date period ended September 30, 2010.

November 2, 2011 8 EDISON INTERNATIONAL®

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EMG Hedge Program Status

September 30, 2011

	Remainder of 2011	Net[1] Change From Q2	2012	Net[1] Change From Q2	2013	Net[1] Change From Q2	2014	Net[1] Change From Q2
Midwest Generation								
Total GWh (NI & AEP/Dayton Hubs)[3]	3,959	(2,933)	8,206	408	1,020	—	—	—
Average price ($/MWh)[2]	$38.61	$(0.09)	$37.60	$0.22	$39.11	—	—	—
Coal under contract (millions of tons)	5.0	(3.9)	13.7	2.0	9.8	9.8	9.8	9.8
Homer City								
Total GWh (West Hub)[4]	1,145	(857)	1,319	(21)	204	—	—	—
Average price ($/MWh)[2,5]	$51.37	$(4.97)	$51.79	$0.13	$51.85	—	—	—
Coal under contract (millions of tons)	1.8	(0.9)	2.2	—	0.8	—	—	—

1 Change from Q2 in GWh for 2011 includes 558 GWh and 0 GWh of new hedges at Midwest Generation and Homer City, respectively.

2 The above hedge positions include forward contracts for the sale of power and futures contracts during different periods of the year and the day. Market prices tend to be higher during on-peak periods and during summer months, although there is significant variability of power prices during different periods of time. Accordingly, the above hedge positions are not directly comparable to the 24-hour Northern Illinois Hub or PJM West Hub prices set forth above.

3 Includes hedging transactions primarily at the Northern Illinois Hub and to a lesser extent the AEP/Dayton and Cinergy Hubs.

4 Includes hedging transactions primarily at the PJM West Hub and to a lesser extent at other trading locations. Years 2011 and 2012 include hedging activities entered into by EMMT for the Homer City plant that are not designated under the intercompany agreements with Homer City due to limitations under the sale leaseback transaction documents.

5 The average price/MWh includes 165 MW of capacity for periods ranging from October 1, 2011 to May 31, 2012 at Homer City sold in conjunction with load requirements services contracts.

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EMG Development Program

Recent Activities

• Broken Bow I, Nebraska (80 MW) acquired and commenced construction in September 2011 –utilizes 80 MW of turbine commitments / inventory

• Crofton Bluffs, Nebraska (40 MW) acquired and commenced construction in October 2011 –utilizes final 6 MW of turbine commitments / inventory

• Received $310 million US Treasury Grants:

Laredo Ridge—$58 million1

Cedro Hill—$108 million

Big Sky—$144 million

Project Debt

Wind:

940 MW financed 1,042 MW not financed Gas-Fired: 479 MW financed

Portfolio & Development Pipeline

Wind:

1,807 MW in service (28 projects) 175 MW under construction (3 projects) 3,800 MW in development pipeline (28 projects)

Gas-Fired:

479 MW under construction (1 project)

Wind Turbine Commitments/Inventory

• All turbines utilized

1 $57 million used to repay Laredo Ridge bridge loan in July 2011.

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Funding for 2011 – 13 Development Program

September 30, 2011 ($ millions)

= Gas-Fired = Wind

$1,185 $615 $570

Adjusted Sources 1

$1,005

$615

$390

Adjusted Uses2

$648

$213

$435

YTD Sources (2011)

$361 $171

$190

YTD Uses (2011)

$537

$402

$135

Remaining Sources

$644

$444

$200

Remaining Uses

1 Wind sources include the following funds received in 2011 – $310 US Treasury Grants (including $57 million used to repay Laredo Ridge bridge loan in July 2011), $77 million Viento II refinancing, and $48 million vendor/bank financing. Also includes $135 million US Treasury Grants expected in 2011 and 2012. US Treasury Grants based on estimated construction costs and commercial operation dates. Walnut Creek sources include $120 million July 2011 equity contribution and $495 million bank financing.

2 Includes the following net additions since 12/31/10: $111 million Broken Bow I and Crofton Bluffs wind projects and adjustments in estimated costs; $615 million Walnut Creek project (includes $70 million of forecasted interest and expenses during construction, financing costs, and costs incurred before 2010).

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EMG Capital Expenditures Forecast

September 30, 2011
($ millions)

	2010[1]	2011[2]	2012	2013
Midwest Generation				
Plant capital expenditures[1]	$72	$30	$22	$29
Environmental expenditures[3]	35	97	172	316
Homer City				
Plant capital expenditures	18	11	26	16
Environmental expenditures[4]	—	13	—	—
Walnut Creek Project[5]	1	249	223	72
Renewable Energy Projects				
Capital & construction[1]	550	274	108	—
Turbine commitments	20	8	—	—
Other capital expenditures	26	8	14	14
Total	**$722**	**$690**	**$565**	**$447**

1 2010 actual capital expenditures updated from August 2011 Business Update include – addition of $40 million Midwest Generation plant capital expenditures write-off of capitalized engineering and other costs at Powerton Station, and $54 million subtraction of capitalized interest on renewable energy projects.
2 Includes actual expenditures plus estimated remaining for 2011.
3 Environmental expenditures assume Midwest Generation would retrofit all units over the compliance period, which extends to 2018.
4 Excludes estimated $600 - $700 million Unit 1 and 2 FGD improvements for Homer City, of which Homer City expects to fund $13 million in 2011.
5 Total project costs are estimated to be $615 million. Capital expenditures in the above table exclude $70 million of forecasted interest and expenses during construction, financing costs, and costs incurred before 2010.

November 2, 2011 12 *EDISON INTERNATIONAL®*

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2011 Earnings Guidance

	2011 Earnings Guidance as of 8/4/11			2011 Earnings Guidance as of 11/2/11		
	Low	Mid	High	Low	Mid	High
EIX core earnings per share[1]	**$2.60**	**$2.75**	**$2.90**	**$2.90**	**$2.95**	**$3.00**
Non-core items						
EMG – discontinued operations[2]	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)
Total non-core items	**(0.01)**	**(0.01)**	**(0.01)**	**(0.01)**	**(0.01)**	**(0.01)**
EIX basic earnings per share	**$2.59**	**$2.74**	**$2.89**	**$2.89**	**$2.94**	**$2.99**
Actual/Midpoint of core guidance by key business segment:						
SCE		$3.08			$3.15	
EMG		(0.19)			(0.10)	
EIX parent company and other[1]		(0.14)			(0.10)	
Total		**$2.75**			**$2.95**	

Assumptions

Southern California Edison (no change)

- Average rate base $18.2 billion
- Approved capital structure
  - 48% equity, 11.5% ROE
- No energy efficiency earnings included in guidance

Edison Mission Group

- Forward hedge position and prices as of September 30, 2011 (updated)
- EMMT pre-tax trading margin of $75-$100 million

Other (no change)

- Normal operating and weather conditions
- No changes in GAAP accounting
- Excludes future discontinued operations and other non-core items

1 See Use of Non-GAAP Financial Measures in Appendix. The actual impact in 2011 of participating securities is included in EIX parent company and other.
2 Represents results of discontinued operations for the first six months and nine months of 2011, respectively.

November 2, 2011 13 EDISON INTERNATIONAL®

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Appendix

November 2, 2011 14 EDISON INTERNATIONAL®

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Updates Since Our Last Presentation

Q3 11 results and standard information

SCE Cost of Capital Mechanism (p. 4)

EMG Hedge Program Status (p. 9)

EMG Development Program (p. 10)

Funding for 2011 – 13 Development Program (p. 11)

EMG Capital Expenditures Forecast (p. 12)

2011 Earnings Guidance (p. 13) – Increased Guidance

Key Events Driving EMG Option Value (p. 18) – New Slide

Liquidity Profile (p. 19)

SCE 2012 CPUC General Rate Case (p. 26)

SCE Transmission Program (p. 27)

Other SCE Key Regulatory Events (p. 28)

EMG – Adjusted EBITDA (p. 39) – Increased Guidance

November 2, 2011 EDISON INTERNATIONAL® 15

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Delivering Superior and Sustained Value

• Diversified platform (regulated and competitive) best positions EIX in an Edison industry undergoing unprecedented change International • Celebrating 125 years of business

• Positioned for long-term earnings and dividend growth

• Balancing electric system reliability, rates, and public policy needs to ensure Southern long-term sustainable growth California • Strategic focus on infrastructure investment (transmission and distribution) Edison • Pursuing advanced technologies (Smart Grid and PEVs)

• Decoupled regulatory model mitigates risk of changing demand and fuel cost

• 10,000 MW portfolio of competitive generation

• Unlocking option value for shareholders

Edison

Implement durable coal fleet environmental solutions

Mission Group

Manage liquidity

Continue generation portfolio diversification

Our key operating principles emphasize financial discipline, superior execution and innovative solutions to the challenges of today and tomorrow

November 2, 2011 16 EDISON INTERNATIONAL®

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Financing Strategies for 2011-2014

• Authorized capital structure: Southern 48% equity at 11.5% ROE California 43% long-term debt Edison 9% preferred stock

• Periodic debt and preferred equity capital market transactions

• Current development program funded by non-recourse project debt, US Treasury cash grants. Seeking third party capital for new development.

Edison

Mission Group • Balance of capital program funded by operating cash flow, existing liquidity and additional non-recourse renewable project debt

• No financial support from, or distributions to, Edison International

Dividend • Target payout ratio is 45-55% of SCE earnings

Policy • Modest annual increases (subject to Board approval) while SCE implements major capital investment program

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Key Events Driving EMG Option Value

• Finalize durable solution for coal fleet environmental challenges

• Address upcoming maturities

• Continue generation portfolio diversification

Q4 2011 2012 2013 >2014

MWG CSAPR Phase I Walnut Creek CSAPR Phase II rail contract implementation completion implementation

Additional US Treasury Homer City scrubber financing, PJM RPM 2014 Homer City Grant proceeds permits, and construction 2016 – 17 capacity auction scrubber completion Final Waukegan 7 and Powerton 5/6 $500 million 2016 $500 million HAPS MACT rule final retrofit decision bond maturity bond maturity Waukegan 7 and Complete current 2017 $1,200 million Powerton 5/6 wind projects bond maturity permit compliance MWG NOx retrofit Additional US Treasury completion Grant proceeds PJM RPM

2015 – 16 capacity auction EME/MWG bank revolver expiration

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Liquidity Profile

September 30, 2011
($ millions)

		EMG		
Sources	SCE	EME & Subs	Edison Capital & other[1]	EIX parent co. & other
Credit Facility	$2,894	$1,064	$ —	$1,426
Credit Facility (availability)[2]	$2,261	$996	$ —	$1,416
Cash & short-term investments[3]	69	1,235	41	43
Available Liquidity	**$2,330**	**$2,231**	**$41**	**$1,459**

- Third quarter EMG improved liquidity:
  - $253 million net US Treasury Grants[4]
  - $182 million received from EIX under tax sharing agreement
- Tax-allocation payments to EME are expected to be delayed as a result of a projected 2011 consolidated NOL at EIX
  - EME has recognized deferred tax assets of $340 million related to NOL and PTC carryforwards at September 30, 2011

1 Edison Capital & other includes Mission Energy Holding Company and other EMG subsidiaries.
2 Excludes the unused and/or unfunded commitments of subsidiaries of Lehman Brothers Holdings of $36 million for EMG. In June 2009, SCE and EIX amended their credit facilities to remove a subsidiary of Lehman Brothers Holding as a lender.
3 EME had corporate cash of $734 million at September 30, 2011. Corporate cash is defined as cash and cash equivalents of EME and cash and cash equivalents of subsidiaries that do not have third-party dividend restrictions.
4 US Treasury Grant receipts are net of $57 million used to repay Laredo Ridge bridge loan in July 2011.

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Debt Maturity Profiles

September 30, 2011 ($ millions)

2011 2012 2013 2014

Short- and Long-Term Debt Maturities

SCE $550 $ — $ — $1,050

EMG1 24 54 652 273

EIX 10 — — —

Expiration of Credit Facilities

SCE2 $ — $ — $2,894 $ —

EME — 600 — —

MWG — 500 — —

EIX2 — — 1,426 —

1 Includes project finance and other non-recourse debt.

2 $98 million of SCE commitments and $47 million of the EIX commitments mature in 2012.

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Earnings Non-GAAP Reconciliations

($ millions)

Reconciliation of EIX Core Earnings to EIX GAAP Earnings

Earnings Attributable to

Edison International Q3 10 Q3 11 YTD 10 YTD 11

Core Earnings1

SCE $352 $406 $802 $838

EMG 120 33 158(14)

EIX parent company and other 5(13)(10)(19)

EIX Core Earnings $477 $426 $950 $805

Non-core items

SCE – tax settlement and health care legislation $42 $ — $56 $ —

EMG – tax settlement2(6) — 52 —

EIX – tax settlement 1 — 28 —

EMG – discontinued operations(4) — 4(3)

Total Non-core items 33 — 140(3)

EIX GAAP Earnings $510 $426 $1,090 $802

1 See Use of Non-GAAP Financial Measures.

2 Includes termination of Edison Capital’s cross-border leases.

November 2, 2011 21 EDISON INTERNATIONAL®

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Our Shareholder Value Proposition

Dual platform operating across the full spectrum of the electricity industry

Southern California Edison

Among the best domestic electric utility growth platforms

Supportive regulatory framework

Leadership in renewable energy, energy efficiency, electric vehicles and Smart Grid development

Edison Mission Group

See real equity value in the portfolio

Working coal fleet environmental compliance issues

Commitment to long-term shareholder value creation

Incentive compensation and stock ownership guidelines consistent with shareholder interests

Edison people committed to safety, customer service, and operational excellence

November 2, 2011

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SCE Appendix

November 2, 2011 23 EDISON INTERNATIONAL®

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SCE Capital Expenditures Forecast

($ billions)

$4.8

$4.4 $4.3

$4.0

$3.8

2010 2011 2012 2013 2014

Forecast By Classification

$ % Solar Photovoltaic 0.4 2 Edison SmartConnect™ 0.7 4 Generation 2.3 13 Transmission 5.0 29 Distribution 9.1 52 Total 17.5 100

Total

Forecast $4.4 $4.8 $4.3 $4.0 $17.5

Range1 $3.9 $4.3 $3.8 $3.6 $15.6

By Proceeding

% 2009 CPUC Rate Case 14 2012 CPUC Rate Case 51 Other CPUC 6 FERC Cases 29 Total 100

1 Currently forecasted 2011-2014 FERC and CPUC capital spending, subject to timely receipt of permitting, licensing and regulatory approvals. Forecast range reflects a 10.5% variability to annual expenditure levels related to execution risk, scope change, delays, regulatory constraints and other contingencies. 10.5% variability based on average level of actual variability experienced in 2009 and 2010.

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SCE Rate Base Forecast1

($ billions)

2011 – 2014 CAGR2

Rate Base 8-11%

$20.8 $22.6

$18.2

$21.2 $22.8

$19.9

$18.0

2011 2012 2013 2014

$24.7

1 Forecast range is weighted-average year basis and includes: (1) 2009 CPUC & 2010 FERC GRC Decisions; (2) forecasted 2011-2014 FERC and 2012-2014 CPUC rate base subject to timely receipt of permitting, licensing and regulatory approvals; (3) FERC construction work in progress forecast; (4) CPUC approved solar rooftop program; adjusted for pending PFM; (5) estimated impact of bonus depreciation provision as part of The Tax Relief, Unemployment Insurance Reauthorization and Job Creation Acts of 2010. Rate Base forecast range reflects capital expenditure forecast range from SCE Capital Expenditures Forecast.

2 Forecasted Rate Base and related earnings per share growth may vary depending on the level and type of financing and other activities.

November 2, 2011 25 EDISON INTERNATIONAL®

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SCE 2012 CPUC General Rate Case

- Application filed November 23, 2010 to set base revenue requirement for 2012-2014
  - Rate increase driven by system reliability, load growth, capital-related projects, and IT
  - Excludes fuel and purchased power costs, and transmission projects under FERC jurisdiction
  - Cost of Capital determined in separate proceeding
- SCE's current request based on October 24 update testimony is a revenue requirement increase of $824 million in 2012, $136 million in 2013, and $532 million in 2014, net of sales growth
- The Division of Ratepayer Advocates ("DRA") recommends a decrease in 2012 revenue requirement of approximately $850 million
  - $630 million operation and maintenance expense reductions
  - $220 million capital-related revenue requirement reductions
- ALJ has indicated a final decision is not expected before year-end



◄ Estimated ►
2010
2011
Q3
Q4
Q1
Q2
Q3
Q4
July 19 Notice of Intent
GRC Application Filed – Nov 23
Evidentiary Hearings – July 25
Comparison Exhibit – Oct 7 Reply Briefs – Oct 17
Final Decision[1]

1 Scoping Memo projects a year-end 2011 final decision.

November 2, 2011 26 EDISON INTERNATIONAL®

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SCE Transmission Program


San Joaquin Cross Valley Loop
Rector
Highwind
Whirlwind
Windhub
Antelope
Santa Clarita
Vincent
Pardee
Eldorado
Ivanpah
Mira Loma
Devers
Redbluff
Valley
Colorado River
Los Angeles
Alberhill
San Diego
DCR 500kV
Alberhill
Redbluff
Existing Substation
Tehachapi Segments 1-3 500kV
Tehachapi Segments 4-11 500kV
Eldorado Ivanpah
San Joaquin Cross Valley Loop

Project Name	Phase	In-Service	2011-2014 ($ millions)[1]
Tehachapi Segments 3b-11[2,3]	Engineering/Construction	2011-2015	$1,283
Devers-Colorado River Project	Engineering/Construction	2013	655
Eldorado-Ivanpah[4]	Engineering/Construction	2013	483
Red Bluff	Engineering/Construction	2013	225
Alberhill	Licensing	2014	213
San Joaquin Cross Valley Loop	Engineering/Construction	2014	140
Other Projects[5]	Various	Various	1,959
Grand Total			**$4,958**

Transmission expenditures needed to improve system reliability and increase access to renewable energy

1 FERC jurisdictional assets only. Subject to timely receipt of permitting, licensing, and regulatory approvals.
2 Segments 1-3A were energized and in-service in 2009. The remainder is under construction and will be placed in-service under a phased approach from 2011 through 2015.
3 SCE is currently completing the final engineering design for the Tehachapi Transmission Project and anticipates an increase in its 2011-2014 expenditures for the project as a result of cost pressures associated with engineering design and scope changes, environmental mitigation work, and regulatory and permit delays. The project may be further impacted by the CPUC's response to SCE's petition to modify the 2009 decision approving the project for the purpose of obtaining authorization to install aviation marking and lighting. In October 2011, the CPUC staff notified SCE that the constructed portions of the project could be marked and lighted as required, but instructed SCE to defer completion of remaining project components that may require aviation marking or lighting pending CPUC review of the petition to modify. Community opposition to portions of the project continues and requests for reconsideration of the CPUC's 2009 decision are pending. Once final engineering is complete, SCE will file a revised cost estimate with the CPUC. As with all transmission investments, cost recovery will be subject to future rate proceedings.
4 Project was approved at $411 million with reduced contingency by the CPUC. SCE has the ability to file an updated cost with final engineering at a later date.
5 Includes new transmission projects to connect renewable generation and projects related to reliability, load growth, infrastructure replacement, and grid monitoring and control.

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Other SCE Key Regulatory Events

Case Number

Date of Filing

Status

Next Milestone

FERC Formula Rate Filing

Tehachapi

Transmission

Devers-Colorado River Transmission

Eldorado-Ivanpah Transmission

Alberhill

ER11-3697 06/03/11

A. 07-06-031 06/28/07

A. 05-04-015 04/11/05

A. 09-05-027 05/28/09

A. 09-09-022 09/30/09

Settlement discussions on formula rate in progress. FERC rejected SCE’s request for rehearing regarding ROE

Special Use Permit from the US Forest Service obtained in Q3 2011

July 2011, Federal ROD obtained from Bureau of Land Management (BLM)

May 2011, Federal ROD obtained from BLM

Permit to Construct filed in September 2009 and converted to a CPCN filing in March 2010. Amended Proponent’s Environmental Assessment (PEA) per CPUC request was submitted in April 2011.

Court appeal on ROE order due by December 2011

CPUC approval of Petition to Modify for aviation marking and lighting; Final engineering and revised cost estimate to be filed with CPUC

1st half of 2012

Construction to start in December 2011

Construction to start in Q1 2012

Draft Environmental Impact Report (EIR) is expected from the CPUC in Q1 2012

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SCE Results of Operations

($ millions)

Three Months Ended Sept 30, 2010 Three Months Ended Sept 30, 2011 Utility Utility Utility Cost- Utility Cost-Earning Recovery Total Earning Recovery Total Activities Activities Consolidated Activities Activities Consolidated

Operating Revenue $1,601 $1,497 $3,098 $1.697 $1,689 $3,386

Fuel and purchased power — 1,218 1,218 — 1,374 1,374

Operation and maintenance 541 262 803 541 278 819

Depreciation, decommissioning and amortization 300 16 316 323 35 358

Property and other taxes 64 1 65 69 2 71

Total operating expenses 905 1,497 2,402 933 1,689 2,622

Operating income 696 — 696 764 — 764

Net interest expense and other(84) —(84)(98) —(98)

Income before income taxes 612 — 612 666 — 666

Income tax expense 205 — 205 245 — 245

Net income 407 — 407 421 — 421

Dividends on preferred and preference stock not

subject to mandatory redemption 13 — 13 15 — 15

Net income available for common stock $394 $— $394 $406 $— $406

Core Earnings $352 $406

Non-Core Earnings1:

Tax settlement 42 —

Total SCE GAAP Earnings $394 $406

1 See Use of Non-GAAP Financial Measures.

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SCE Core EPS Non-GAAP Reconciliations

Reconciliation of SCE Core Earnings Per Share to SCE GAAP Earnings Per Share

Earnings Per Share

Attributable to SCE 2005 2006 2007 2008 2009 2010 CAGR

SCE Core Earnings Per Share1 $1.82 $1.89 $2.07 $2.25 $2.68 $3.01 11%

Non-core items

Tax settlement — — — — 0.94 0.30

Health care legislation — — — — —(0.12)

Regulatory and tax items 0.36 0.40 0.10(0.15) 0.14 —

Generator settlement/refund incentive 0.04 0.09 — — — —

Total non-core items 0.40 0.49 0.10(0.15) 1.08 0.18

SCE GAAP Earnings Per Share $2.22 $2.38 $2.17 $2.10 $3.76 $3.19 8%

1 See Use of Non-GAAP Financial Measures.

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EMG Appendix

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EMG Business Platform

September 30, 2011

167

1,884 67 133 145 240 120 5,172 40

19 305 55 964 479

190 244

Operating Platform1 MW%

Coal 7,096 69

Natural Gas 1,269 12

Wind 1,807 18

Other 153 1

Total 10,325 100

Under Construction MW

Wind 175

Natural Gas2 479

Wind Development MW

Pipeline3 ~3,800

1 Natural gas includes oil-fired; other includes Doga in Turkey (144 MW) and Huntington biomass (9 MW) which are not shown.

2 Deliveries under the power sales agreement are expected to commence in 2013.

3 Owned or under exclusive agreement.

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Leading the Way in Electricity SM

EMG Coal Fleet Capacity Sales

September 30, 2011

	Installed Capacity	Unsold Capacity[1]	Capacity Sold[2]	RPM Capacity Sold in Base Residual Auction		Other Capacity Sales, Net of Purchases[3]		Aggregate Average Price per MW-day
	MW	MW	MW	MW	Price per MW-day	MW	Average Price per MW-day	
October 1, 2011 to May 31, 2012								
Midwest Generation	5,477	(495)	4,982	4,582	$110.00	400	$85.00	$107.99
Homer City[4]	1,884	(163)	1,721	1,771	$110.00	(50)	$30.00	$112.32
June 1, 2012 to May 31, 2013								
Midwest Generation	5,477	(773)	4,704	4,704	$16.46	—	—	$16.46
Homer City[4]	1,884	(232)	1,652	1,736	$133.37	(84)	$16.46	$139.31
June 1, 2013 to May 31, 2014								
Midwest Generation	5,477	(827)	4,650	4,650	$27.73	—	—	$27.73
Homer City[4]	1,884	(104)	1,780	1,780	$226.15	—	—	$221.03[5]
June 1, 2014 to May 31, 2015								
Midwest Generation	5,477	(852)	4,625	4,625	$125.99	—	—	$125.99
Homer City[4]	1,884	(190)	1,694	1,694	$136.50	—	—	$136.50

1 Capacity not sold arises from: (1) capacity retained to meet forced outages under the RPM auction guidelines, and (2) capacity that PJM does not purchase at the clearing price resulting from the RPM auction.
2 Excludes renewable energy projects capacity sold between the periods of October 1, 2011 through May 31, 2015 of 4 MW and 56 MW.
3 Other capacity sales and purchases, net includes contracts executed in advance of the RPM base residual auction to hedge the price risk related to such auction, participation in RPM incremental auctions, and other capacity transactions entered into to manage capacity risks.
4 Excludes 165 MW of capacity for periods ranging from October 1, 2011 to May 31, 2012 at Homer City sold in conjunction with load requirements services contracts.
5 Includes the impact of a 100 MW capacity swap transaction executed prior to the base residual auction at $135 per MW-day.

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Midwest Generation (Illinois)

Operational Statistics

Q3 10 Q3 11 YTD 10 YTD 11

• Total Generation (GWh) 8,449 7,957 22,091 20,987

• Forced Outage Rate 5.4% 7.2% 6.9% 5.9%

• Capacity Factor 70.0% 69.8% 61.7% 62%

• Equivalent Availability 91.7% 89.4% 79.4% 80%

• Load Factor 76.4% 78.1% 77.8% 77.5%

All-in Average Realized Prices1,3

$51.44 $49.30 $47.46 $46.28

$33.36 $31.89 $29.14 $26.85

$18.08 $19.43 $17.41 $18.32

Q3 10 Q3 11 YTD 10 YTD 11

Average realized gross margin ($/MWh)2 Average realized fuel cost ($/MWh)3

5,172 MW – Six mid-merit facilities Utilizes Powder River Basin (PRB) coal Rail under contract through 2011

1 Includes the price of energy, capacity, ancillary services, etc.

2 Average realized gross margin is equal to all-in average realized price less average fuel and emission costs.

3 See Other Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix.

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Homer City (Pennsylvania)

Operational Statistics

Q3 10 Q3 11 YTD 10 YTD 11

• Total Generation (GWh) 2,984 2,800 8,227 6,969

• Forced Outage Rate 15.8% 10.2% 13.5% 17%

• Capacity Factor 71.7% 67.3% 66.5% 56.5%

• Equivalent Availability 81.7% 89% 75.5% 71.7%

• Load Factor 87.7% 75.7% 88.1% 78.7%

All-in Average Realized Prices1,3 $57.94 $59.48 $58.49 $57.55

$29.11 $35.00 $30.38 $32.63

$28.83 $28.11 $24.92 $24.48

Q3 10 Q3 11 YTD 10 YTD 11

Average realized gross margin ($/MWh)2 Average realized fuel cost ($/MWh)3

1,884 MW – Three base-load units Utilizes Northern Appalachian (NAPP) coal Coal sourced locally and delivered by truck

1 Includes the price of energy, capacity, ancillary services, etc.

2 Average realized gross margin is equal to all-in average realized price less average fuel and emission costs.

3 See Other Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix.

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EMG 2006 Illinois CPS Agreement


Completed
2010 Emissions[1]
2011
2012
2013
2014
2015
2016
2017
2018
2019
Mercury
Fleet-wide average emission rate (lb/GWh)
0.011 or 78%[2]
Waukegan 7
Will County 3
0.008 or 90% reduction
Construction timeline
ACI $45mm
Cost included in SO_2 spend
NO_x
Fleet-wide average emission rate (lb/mmbtu)
0.19
0.11
Construction timeline
SNCR $96mm
SNCR $13mm
SO_2
Fleet-wide average emission rate (lb/mmbtu)
0.47
Waukegan 7
0.44
Waukegan 8
0.41
Fisk
0.28
0.195
Crawford 8
0.15
Crawford 7, Joliet, Powerton, Will County
0.13
0.11
Construction timeline
Up to $1.2 billion for all units
Fleet-wide requirement
Unit-specific requirement

1 Based on stack test administered closest to year end 2010.

2 Actual mercury requirement for 2011 under the CPS is 5 lb/MMacf ACI injection, which is currently being met. Percent reduction requirement is based on mercury concentration in coal before and after treatment system. 2010 percent reduction is across all units, including Waukegan 7 and Will County 3, which will require particulate removal upgrades to meet fleet-wide emission and unit-specific requirements. Midwest Generation believes that currently installed ACI and particulate removal equipment is sufficient to achieve or exceed the requirements outlined in the US EPA's proposed HAPS MACT Rule.

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EMG Debt Covenant Status

9/30/10 12/31/10 3/31/11 6/30/11 9/30/11

EME Credit Facility

Funds Flow Available for Interest Ratio 1.71 2.07 2.13 1.83 2.49

Covenant threshold (not less than) 1.20 1.20 1.20 1.20 1.20

Corporate-Debt-to-Capital Ratio 0.52 0.52 0.52 0.52 0.52

Covenant threshold (not more than) 0.75 0.75 0.75 0.75 0.75

Midwest Generation Credit Facility

Debt to Capitalization Ratio 0.15 0.15 0.14 0.14 0.13

Covenant threshold (less than or equal to) 0.60 0.60 0.60 0.60 0.60

Homer City Lease Agreement

Senior Rent Service Coverage Ratio1 2.81 2.51 1.87 1.75 1.64

Covenant Threshold (greater than) 1.70 1.70 1.70 1.70 1.70

1 A Senior Rent Coverage Ratio below the 1.70x threshold is not an event of default under the Homer City Lease Agreement. See “Management’s Overview – Homer City Capital Needs and Liquidity” in EME quarterly report on Form 10-Q for the quarter ended September 30, 2011.

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EMG Comparative Operating Statistics

	Q3 10	Q3 11	Variance	%	YTD 10	YTD 11	Variance	%
Midwest Generation								
Generation (in GWh)								
Energy only contracts	8,449	7,957	(492)	(6)%	22,091	20,987	(1,104)	(5)%
Performance								
Equivalent availability	91.7%	89.4%	(2.3)%		79.4%	80%	0.6%	
Forced outage rate	5.4%	7.2%	1.8%		6.9%	5.9%	(1)%	
Pricing Information								
Average realized energy price ($/MWh)								
Energy only contracts	$42.09	$40.05	$(2.04)	(5)%	$40.99	$38.19	$(2.80)	(7)%
Average cost of fuel ($/MWh)	$18.08	$19.43	$1.35	7%	$17.41	$18.32	$0.91	5%
Flat energy price – NI Hub ($/MWh)	$38.17	$37.19	$(0.98)	(3)%	$35.02	$35.39	$0.37	1%
Homer City								
Generation (in GWh)	2,984	2,800	(184)	(6)%	8,227	6,969	(1,258)	(15)%
Performance								
Equivalent availability	81.7%	89%	7.3%		75.5%	71.7%	(3.8)%	
Forced outage rate	15.8%	10.2%	(5.6)%		13.5%	17%	3.5%	
Pricing Information								
Average realized energy price ($/MWh)	$48.04	$50.95	$2.91	6%	$49.01	$48.71	$(0.30)	(1)%
Average cost of fuel ($/MWh)	$24.92	$28.83	$3.91	16%	$24.48	$28.11	$3.63	15%
Flat energy price – PJM West Hub ($/MWh)	$52.18	$46.10	$(6.08)	(12)%	$46.65	$46.38	$(0.27)	(1)%
Flat energy price – HC Busbar ($/MWh)	$42.82	$41.52	$(1.30)	(3)%	$39.80	$42.14	$2.34	6%
Basis (PJM West Hub – HC Busbar)	$9.36	$4.58	$(4.78)		$6.85	$4.24	$(2.61)	

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EMG – Adjusted EBITDA

September 30, 2011 ($ millions)

Reconciliation to Earnings1

Earnings

Addback (Deduct): Discontinued operations

Income from continuing operations Interest expense Interest income Income taxes (benefits) Depreciation and amortization

EBITDA2

Production tax credits Addback:

Gain on sale/disposal of assets

Adjusted EBITDA2

Q3 10 Q3 11 YTD 10 YTD11 2011E

$110 $33 $214 $(17) $(34)

4 (1) (4) 3 3 114 32 210 (14) (31)

64 82 198 242 324 (1) 0 (9) (2) (2)

63 (1) (22) (102) (144)

62 78 182 229 310 $302 $191 $559 $353 $457

12 10 45 47 65

1 0 7 7 7 $315 $201 $611 $407 $529

1 Earnings refer to net income attributable to Edison Mission Group.

2 See Use of Non-GAAP Financial Measures. EBITDA and Adjusted EBITDA include immaterial contribution from Edison Capital.

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EMG Other Non-GAAP Reconciliations

($ millions)

Reconciliation of Midwest Generation and Homer City Operating Revenues and Fuel Costs to All-in Average Realized Price/MWh and Average Realized Fuel Cost/MWh

	Midwest Generation				Homer City			
	Q3 10	Q3 11	YTD 10	YTD 11	Q3 10	Q3 11	YTD 10	YTD 11
Generation (GWh)	8,449	7,957	22,091	20,987	2,984	2,800	8,227	6,969
Operating revenues	$444	$366	$1,104	$997	$173	$159	$477	$410
Less: Unrealized (gains) losses	16	3	12	1	(1)	2	13	(3)
Other revenues	(25)	(1)	(27)	(2)	—	1	(1)	1
Realized revenues	$435	$368	$1,089	$996	$172	$162	$489	$408
All-in average realized price/MWh	$51.44	$46.28	$49.30	$47.46	$57.55	$57.94	$59.48	$58.49
Fuel costs	$151	$157	$390	$390	$74	$81	$201	$196
Add back: Unrealized gains (losses)	2	(4)	(5)	(6)	—	—	—	—
Realized fuel costs	$153	$153	$385	$384	$74	$81	$201	$196
Average realized fuel cost/MWh	$18.08	$19.43	$17.41	$18.32	$24.92	$28.83	$24.48	$28.11

Reconciliation of Midwest Generation and Homer City Operating Revenues to Segment Revenues and Fuel Costs

	Q3 10	Q3 11	YTD 10	YTD 11
Operating revenues				
Midwest Generation	$444	$366	$1,104	$997
Homer City	173	159	477	410
Renewable projects	29	44	93	155
Other revenues	45	26	161	119
Segment revenues as reported	$691	$595	$1,835	$1,681
Fuel Costs				
Midwest Generation	$151	$157	$390	$390
Homer City	74	81	201	196
Other revenues	3	4	11	12
Segment revenues as reported	$228	$242	$602	$598

November 2, 2011 40 EDISON INTERNATIONAL®

Use of Non-GAAP Financial Measures

United Edison States International’s and represent earnings the are company’s prepared earnings in accordance as reported with generally to the Securities accepted and accounting Exchange principles Commission. used Our in the management of performance. uses We core also earnings use core and earnings EPS by and principal EPS by operating principal subsidiary operating subsidiary internally for when financial communicating planning and with for analysts analysis and investors regarding our earnings results and outlook, to facilitate the company’s performance from period to period.

Core and core earnings earnings is a per Non share -GAAP are financial defined measure as GAAP and earnings may not and be basic comparable earnings to per those share of other excluding companies. income Core or loss earnings from representative discontinued operations of ongoing and earnings. income GAAP or loss earnings from significant refer to net discrete income items attributable that management to Edison does International not consider common shareholders based on the or principal attributable operating to the subsidiaries’ common shareholders net income attributable of each subsidiary. to the common EPS by principal shareholders operating of each subsidiary subsidiary, is securities respectively, (vested and Edison stock options International’s that earn weighted dividend average equivalents outstanding that may common participate shares. in undistributed The impact of earnings participating with common reflected stock) for in each the principal results of operating the Edison subsidiary International is not holding material company, to each principal which we operating refer to as subsidiary’s EIX parent EPS company and is and therefore other. production EBITDA is defined tax credits as earnings from EMG’s before wind interest, projects income and excludes taxes, depreciation amounts from and gain amortization. on the sale Adjusted of assets, EBITDA loss on includes early as extinguishment an important of financial debt and measure leases, for and evaluating impairment EMG. of assets and investments. Our management uses Adjusted EBITDA statistical The average measures realized exclude energy unrealized price and average gains or realized losses recorded fuel cost as is operating a non-GAAP revenues performance and unrealized measure gains since or such losses more recorded meaningful as fuel expenses. for investors Management as it reflects believes the impact that the of hedge average contracts realized at energy the time price of actual and average generation realized in period fuel cost -over is- period comparisons or as compared to real-time market prices.

A either reconciliation on the slide of Non where -GAAP the information information to appears GAAP or information, on another including slide referenced the impact in this of participating presentation. securities, is included

November 2, 2011 41 EDISON INTERNATIONAL®